AMP HOLDING INC.

Q1

2015

COMPANY PRESENTATION BY

STEVE BURNS, CEO

WORKHORSE

# AMP HOLDING INC. OVERVIEW

WORKHORSE

**AMP Holding Inc. is the parent company of AMP Electric Vehicles Inc. and AMP Trucks Inc. Amp Electric Vehicles manufactures electric drive systems for medium-duty, class 3-6 commercial truck platforms. AMP Trucks Inc. builds and equips its Workhorse chassis with electric, gasoline, propane, or CNG engines.**

**AMP Electric Vehicles, Inc.
Cincinnati, OH**

- 30,000 sq. ft. facility includes Corporate Headquarters and R&D
- Manufactures electric drive trains for package delivery trucks
- Developed an all-electric drive system for UPS package delivery trucks and completed durability and field testing in 2013
- Developed and delivered a similar system for a medium-duty passenger bus
- Leverages proprietary technology, alternative fuels and innovative chassis designs to deliver purpose-built solutions
  - Includes gasoline, electric, propane, CNG, or emergency range electric E-GEN combinations of any of these fuel systems
- Proven expertise in engineering variations to traditional drive systems that significantly enhance fuel efficiency

**AMP Trucks Inc.,
Union City, IN**

- Purchased Workhorse Custom Chassis from Navistar in March 2013
- Includes a 215,000 sq. ft. assembly plant, 40,000 sq. ft. office and 15,000 sq. ft. pre-delivery inspection building on a 45 acre campus
- Manufactures Class 4, 5, and 6 Workhorse brand strip chassis
- Navistar historically generated over $100 million in annual revenue by manufacturing traditional Workhorse gasoline and diesel chassis for commercial step van and RV markets
- Ample capacity to produce chassis for medium-duty bus, commercial step van and RV markets
- Scalable infrastructure can design and deliver customized fuel and powertrain systems at an attractive price point
  - 20 mpg emergency range electric trucks
  - 100 mile range all-electric medium duty trucks

# OVERVIEW OF AMP'S PRIMARY PRODUCT LINE

WORKHORSE

## MEDIUM DUTY PACKAGE DELIVERY TRUCKS

**Innovative design and attractive price point positions AMP Trucks/Workhorse as a top competitor in this market segment.**

**The Workhorse strip chassis can be powered by an array of propulsion systems and fuel choices.**

### E-GEN (Emergency Range Electric Vehicle)

- Revolutionary patent-pending system incorporates a 2.4 Liter gas engine de-rated to 25 horsepower that powers the TM4 electric motor as a generator when the battery pack falls below the optimal level of charge
- E-GEN Workhorse truck will deliver the equivalent of 20 mpg compared to the 7.5 mpg of conventional fleet operators, significantly reducing operating costs
- Utilizes a smaller, less expensive battery pack than its competitors
- Reduces customer concerns over range anxiety
- Achieves an industry first: a positive return on investment in three years without government incentives

### GEN 2 (Full Electric)

- Patent-pending designs developed by AMP
- Leverages the electric drive train with a mass-produced chassis to deliver a highway-capable, 100% electric vehicle that meets the range and performance requirements of large commercial delivery companies
- Approved for incentive funding in New York, California, and Chicago

### Conventional, Liquid Propane Gas and Compressed Natural Gas

- Navistar built 15,909 commercial chassis between 2008 and mid-2012
- Increasing demand from fleet operators for LPG and CNG
- AMP offers all fuel options given the robust demand

**Underlying both the E-GEN and the GEN 2 electric trucks is AMP's innovative battery pack.**

Featuring world-class Japanese 18650 cells, the same type of cells used in the Tesla Model S

Negotiated a supply agreement with major Japanese battery manufacturer for 18650 cells

Coupled with AMP's proprietary battery management system, the battery pack can be sized to meet the varying range requirements of fleet customers

# UPS ORDERS 18 ALL-ELECTRIC WORKHORSE MEDIUM DUTY TRUCKS

**TO BE DEPLOYED THIS YEAR IN HOUSTON-GALVESTON-BRAZONIA TEXAS MARKET**



Worldwide Services
ups
Electric Vehicle

120kWh battery pack, Panasonic
18650 Li-Ion Cells, TM4 Motor
100 mile range

# PATENT PENDING E-GEN DRIVE TRAIN LAYOUT

**2 WORKHORSE E-GEN TRUCKS TO BE DEPLOYED IN ATLANTA IN MARCH**



200kW tm4 Sumo MD Motor/Generator
Clutch
Park Pawl and Sprocket
Driveshaft Yoke
18kW/25HP IC Engine
Clutch
Subframe with 3-point Mount to Chasis

# E-GEN DRIVE OFFERS UPS ATTRACTIVE ECONOMICS

WORKHORSE

**Gas vs. AMP E-Gen 10-Year Costs:** E-GEN Saves $130,000 vs. Gas



E-GEN Truck
Gas Truck
Thousands
$300
$250
$200
$150
$100
$50
$0
$92
$94
$95
$97
$99
$101
$103
$105
$107
$109
$76
$92
$108
$125
$143
$161
$179
$199
$219
$239
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Year 9
Year 10

# AMP'S PROTOTYPE HORSEFLY UAV UNDER DEVELOPMENT

WORKHORSE

**AMP'S WORKHORSE + HORSEFLY=NEW OPPORTUNITY FOR EFFICIENT PACKAGE DELIVERY**

**Engineering the future of parcel delivery aviation.**


HorseFly

**HorseFly™ Unmanned Aerial Vehicle (UAV) is designed for the package delivery market as well as other commercial applications**

- Designed to meet the anticipated FAA guidelines expected in 2015
- Differentiated from other UAVs as it's designed to work in tandem with a Workhorse electric truck
- Expected to deliver packages, loaded en route by the driver, to remote locations while the driver continues on the main delivery route, saving the fleet operator much of the fuel cost of the most expensive miles
- HorseFly rejoins the truck at its new location once its delivery is completed
- HorseFly can recharge from atop the Workhorse truck
- Superior to other delivery UAV's operating plans, where the package is loaded at the warehouse and must return to the warehouse once the delivery is completed
- Partnered with The University of Cincinnati's Department of Aerospace Engineering and Engineering Mechanics to develop HorseFly

# AMP HOLDING CEO STEVE BURNS APPEARS ON BLOOMBERG TV

WORKHORSE

**ANSWERS QUESTIONS ABOUT WORKHORSE TRUCKS AND THE HORSEFLY DRONE**


MARKETMAKERS
HorseFly
MARKET MAKERS
Bloomberg
COMPETITION IN THE DELIVERY DRONE MARKET

# AMP TRUCKS/WORKHORSE OBJECTIVES

WORKHORSE

**AMP intends to leverage its best-in-breed manufacturing facilities, experienced leadership, and cutting edge technology to produce industry leading chassis, powered by alternative and conventional fuels.**

**MILESTONES Will Include:**

- Complete the review of the two WORKHORSE E-GEN trucks for UPS
- Deliver the WORKHORSE E-GEN trucks to UPS in Roswell GA later this month
- Build and deliver 18 Generation 2 All-Electric (18650 Cells, TM4 Sumo electric motor, W88 chassis) to Houston, TX
- Launch sales/marketing of the W88 chassis with gas, propane and CNG propulsion for fleets
- AMP's goal is to re-enter the market with the new W88 chassis, close orders for 500 vehicles in 2015 and regain lost market share. Workhorse historically sold 3,000-4,000 step van chassis per year, prior to cessation.

# COMPETITIVE LANDSCAPE

WORKHORSE

**AMP believes its ability to meet fleet performance specifications and reduce vehicle lifecycle costs affords it significant advantages over competing electric vehicles.**

### Key Features and Innovative Highlights

- AMP is currently the only public company producing electric trucks
- The EPA approved E-GEN Workhorse truck provides a unique solution to the medium duty truck market, a game-changer for fleet operators interested in reducing the lifecycle costs of their vehicles
- Workhorse trucks are purpose-built for the package and product delivery market, with the new powertrain that significantly reduces operating costs
- Workhorse had an outstanding reputation for being inventive and flexible enough to meet the changing needs of its key customers.
- No competitor offers an all-electric or extended range electric truck option in addition to gas, propane and CNG versions
- AMP qualifies for financial incentives, such as those offered in New York, California, and Chicago, to lower the purchase price of an EV truck

### Workhorse Powertrain vs. Other Manufacturers

| Characteristics | Workhorse | Other Manufacturers |
|---|---|---|
| Durability | Built with an array of heavier duty components for longer lifecycles | Some offer lighter design and build quality, with shorter lifecycle |
| Design | Flexible design with the only powertrain that can support all 4 fuel options | No competing product |
| Environmental Impact | EPA approved E-GEN emergency range electric medium duty truck | No competing product |
| Cost Efficiency | Lower fuel and maintenance costs<br>Positive return on investment in three years without government incentives | Lower initial investment but more expensive in the long term, with higher fuel and maintenance costs |

# MARKET OPPORTUNITY

WORKHORSE

**AMP employs a thoughtful, long-term growth strategy based on market demand and cooperative partnerships with suppliers and innovators.**

| | |
|---|---|
| **Category** | • Step Van/Strip Chassis |
| **Total Market Size in Units** | • Estimated 12,000-15,000 units per year |
| **Total Market Revenue** | • Estimated between $900M and $1B |
| **Revenue Streams** | • Workhorse strip chassis<br>• Alternative fuel options<br>• Intellectual property licensing |
| **Competitors** | • Ford and Freightliner, Smith, EVI |
| **Customers Include** | • UPS, Bimbo Bakeries, Aramark, Canada Post, Cintas, Purolator, Peapod, UniFirst, Frito Lay, ARI, LDV |
| **Markets** | • Package and product delivery companies<br>• Uniform and laundry services<br>• Food services<br>• Utilities<br>• Special use industries |
| **Distribution Channels** | • Direct Sales with 400 dealers/service centers nationwide |

# SUMMARY

WORKHORSE

| | |
|---|---|
| **Competitive Advantages** | • **Proven market leader** in manufacturing medium duty trucks with customizable propulsion systems and fuel choices<br>• **Compelling Value Proposition**<br>– AMP products provide breakthroughs in fuel and maintenance efficiency, and environmental impact<br>– Acquisition of the Workhorse plant and proprietary technological advancements allow AMP to enter the truck market for a fraction of the estimated $500m investment to launch a new truck<br>– Electric vehicles are more cost effective than diesel over the long term<br>– E-GEN is expected to help AMP/Workhorse capture significant market share<br>• **Scalable**<br>– Capacity to produce 60,000 units per year<br>– The same Workhorse chassis/powertrain can support all 4 fuel options, unique in this market segment |
| **Sizable Addressable Market** | • **Addressable attractive margin markets:** Significant opportunity for recurring revenue in the $1 billion per year strip chassis market<br>• **Game changing technology** validated by state energy authorities and lead customers<br>• **Strategic partnerships** with industry leaders and transportation technology pioneers |
| **Patents and Achievements** | • 6 issued and 2 pending or provisional patents<br>• New York Truck VIP<br>• California HVIP<br>• Drive Clean Chicago |

**Disclaimer:**

This presentation may contain forward-looking statements that reflect current views with respect to future events. Any such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these forward-looking statements. For more Information on the risk factors related to these forward-looking statements, please refer to AMP's Annual Report, Quarterly Report, and other periodic regulatory filings as filed with the SEC.